UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 15, 2012, Oaktree Capital Group, LLC (the “Company”) repurchased 400,000 Class A units from an unrelated third party broker-dealer in a privately negotiated transaction. The aggregate purchase price was $14,120,000 excluding commissions, which represents a per unit price of $35.30. The Company repurchased the Class A units using cash on hand. As of June 15, 2012, there are 30,179,510 Class A units outstanding after giving effect to the above repurchase.

As disclosed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, the Company may from time to time repurchase its Class A units in open market or privately negotiated transactions. The Company is not obligated to make any future repurchases, and the level of future repurchases, if any, will depend upon a variety of factors, including the amount of available cash and the degree of discount of the market price of the Company’s Class A units from management’s estimate of the intrinsic value of the Company’s Class A units.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, each as amended, which reflect the current views of the Company with respect to future repurchases of its Class A units. You can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements may identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Any forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. The factors listed in the section captioned “Risk Factors” in the Company’s prospectus dated April 11, 2012, which was filed with the SEC on April 12, 2012 in accordance with Rule 424(b) of the Securities Act and is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in its forward-looking statements.

Any forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2012	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ David M. Kirchheimer
	Name:	David M. Kirchheimer
	Title:	Chief Financial Officer, Chief Administrative Officer and Principal